2nd Quarter 2022 Earnings Supplement July 27, 2022

2Central Pacific Financial Corp. Forward-Looking Statements This document may contain forward-looking statements concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our various business initiatives; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the adverse effects of the COVID-19 pandemic virus on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the impact of our participation in the Paycheck Protection Program (“PPP”) and fulfillment of government guarantees on our PPP loans; our ability to successfully implement our Banking-as-a-Service initiatives, including adoption of the initiatives by customers and risks faced by any of our bank partnerships including reputational and regulatory risk; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement our business initiatives; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic virus and disease, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd- Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); inflation, interest rate, securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID- 19; changes in consumer spending, borrowing and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our personnel, organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.

Strong Hawaii Economic Position

Tourism

Visitor arrivals YTD compared to 2019

89%

Employment

Unemployment Rate June 2022

4.3%

Growth

Real GDP projected 2022 increase

3.5%[1]

Housing

Oahu Median Single-Family Home Price June 2022

$1.1 Million

FACTORS FOR A FAVORABLE HAWAII OUTLOOK

Significant increase expected in Defense spending

- Hawaii's defense industry accounts for 8.5% of GDP and is the 2nd largest sector of Hawaii's economy with $7.7 billion in annual spending[2]
- Hawaii is the only location in the world hosting the headquarters for the largest U.S. combatant command (U.S. Indo-Pacific Command)

Major construction development ongoing

- Honolulu's $9 billion+ rail project continues to move forward
- Significant home construction ongoing with two major master-planned community projects being built in West Oahu totaling over 15,000 homes, and several other large condo developments

1 Source: University of Hawaii Economic Research Organization (UHERO).
2 Source: Defenseeconomy.Hawaii.gov, data as of fiscal year 2020

Central Pacific Financial Corp.
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4Central Pacific Financial Corp. 2nd Quarter 2022 Financial Highlights • Strong loan growth of 10% on an annualized basis • NIM expansion of 8 bps sequential quarter • One-time gain on sale of VISA Class B shares of $8.5 million, and one-time loss on settlement of defined benefit pension plan of $4.9 million • Solid liquidity, asset quality and capital 2Q 2022 1Q 2022 NET INCOME / DILUTED EPS $17.6 Million / $0.64 $19.4 Million / $0.70 PRE-TAX, PRE- PROVISION INCOME (PTPP) $24.8 Million $22.3 Million TOTAL LOAN GROWTH +$127 Million (+2.5%) +$73 Million (+1.4%) CORE DEPOSIT GROWTH $35 Million (+0.6%) -$37 Million (-0.6%) NET INTEREST MARGIN (NIM) 3.05% 2.97% RETURN ON ASSETS (ROA) 0.96% 1.06% RETURN ON EQUITY (ROE) 14.93% 14.44%

5Central Pacific Financial Corp. 3,000 3,500 4,000 4,500 5,000 5,500 2016 2017 2018 2019 2020 2021 2Q2022 $ M ill io ns Loan Balances Outstanding-Excluding PPP Consistent Loan Growth • Core loans (excluding PPP) grew by $151 million (2.9%) sequential quarter, or by 11.8% on a linked quarter annualized basis • Growth was broad based across most loan types, except C&I • Continue to have strong loan pipeline $5.3B C&I, $(20.2) Resi , $16.8 Construction, $21.7 Home Equity, $21.9 Consumer, $50.5 Coml Mtge, $60.1 Quarterly Loan Growth in $ Millions 2Q 2022 Core Loan Growth by Type +5% +8% +3% +18% +1%

6Central Pacific Financial Corp. Net Interest Margin & Rate Sensitivity • NIM expanded by 8 bps sequential quarter due to the rising rate environment and asset sensitivity • Core NIM (excluding PPP) increased by 13 bps sequential quarter to 3.01%1 • Balance sheet is slightly asset sensitive (+100 bps shock estimated to increase NII by 4%) and deposit betas are anticipated to be low as demonstrated by past history 1 Excludes $0.9MM in PPP net interest income, and $33MM in average PPP loan balances. Beta on total Interest-Bearing Deposits (IBD), excluding Government Time was 13% in the last Fed tightening cycle.

7Central Pacific Financial Corp. Strong Asset Quality • Historically low levels of problem assets, which have continued to outperform during the pandemic • CPF asset quality compares favorably to peer banks 0.09% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Nonperforming Loans / Total Loans 3.51% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Classified Assets + OREO/ Tier 1 Capital + ACL 0.02% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Loans 90+ Days Past Due / Total Loans

8Central Pacific Financial Corp. Allowance for Credit Losses • $1.4 million provision for credit loss on loans in 2Q22 driven by loan growth and net charge-offs; partially offset by a $0.4 credit to the reserve for unfunded commitments, for a total provision for credit loss of $1.0 million • ACL coverage ratio at 1.23% for 2Q22 * Public banks $3-10 billion in total assets, source: S&P Global. 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Beginning Balance 80.5 83.3 81.6 77.8 74.6 68.1 64.8 Less: Net charge-offs (Recoveries) 1.8 0.7 0.8 0.2 (0.9) 0.4 1.0 Plus: Provision (Credit) for Credit Losses 4.5 (1.0) (3.0) (3.0) (7.4) (2.9) 1.4 Ending Balance 83.3 81.6 77.8 74.6 68.1 64.8 65.2 Coverage Ratio (ACL to Total Loans, excl PPP) 1.83% 1.80% 1.68% 1.55% 1.36% 1.26% 1.23% Coverage Ratio Peers ($3-10 Billion in Assets) 1.42% 1.44% 1.38% 1.32% 1.24% 1.22%

9Central Pacific Financial Corp. Solid Capital Position STRONG CAPITAL AND SHAREHOLDER RETURN • Maintained quarterly cash dividend at $0.26 per share which will be payable on September 15, 2022 • $210 million capital cushion to the well-capitalized Total RBC minimum of 10% at 6/30/22 • Repurchased 174,429 shares in the 2Q 2022, and returned $25.3 million in capital YTD to shareholders through cash dividends and share repurchases 10.7% 0.9% 2.3% 8.6% 6.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 6/30/2022 6/30/2022 6/30/2022 Capital Ratios CET1 Tier 1 Tier 2 TOTAL RISK BASED CAPITAL TIER 1 LEVERAGE TANGIBLE COMMON EQUITY 13.9%

10Central Pacific Financial Corp. Central Pacific Bank ranked #1 Best-in-State Bank in Hawaii for 2022

11Central Pacific Financial Corp. Environmental, Social & Governance (ESG) 2021 ESG report can be viewed here: https://www.cpb.bank/esg

Mahalo